SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                          JULY 30, 1997

                (Date of earliest event reported)

                      Pennwood Bancorp, Inc.

          (Exact name of registrant as specified in its charter)


PENNSYLVANIA                     0-21939                   25-1783648
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)


683 LINCOLN AVENUE, PITTSBURGH, PENNSYLVANIA               15202
(Address of principal executive offices)                   (Zip Code)


                        (412) 761-1234
           (Registrant's telephone number, including area code)


                        NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

                        Page 1 of 4 Pages.
                 Exhibit Index appears on page 2.

ITEM 5.   OTHER EVENTS

     On July 30, 1997, Pennwood Bancorp. Inc. (the "Company"), announced that the Company's Board of Directors authorized the repurchase of up to 28,981 shares, or approximately five percent, of the Company's outstanding common stock.

      For additional information, reference is made to the Press Release, dated July 30, 1997, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

          99  Press Release, dated July 30, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PENNWOOD BANCORP, INC.



Date:  July 30, 1997     By:  /S/ PAUL S. PIEFFER
                              Paul S. Pieffer
                              President and Chief Executive Officer